SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 16, 2020

Aaron’s Holdings Company, Inc.

(Exact name of registrant as specified in its charter)

Georgia	To be assigned*	85-2484385
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway SE, Suite 300 Atlanta, Georgia	30339-3194
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:

(678) 402-3000

Not Applicable

(Former name or former address, if changed since last report)

*

This report is filed by the Registrant as successor issuer to Aaron’s, Inc. The common stock of Aaron’s, Inc. previously was registered under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Registrant’s common stock is deemed to be registered under Section 12(b) of the Exchange Act by virtue of Rule 12g-3(a).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.50 Per Share	AAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 under the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

Aaron’s Holdings Company, Inc., a Georgia corporation (“HoldCo”), is providing the disclosure contained in this Current Report on Form 8-K in connection with the October 16, 2020 closing of its holding company formation (the “holding company formation”), for the purpose of establishing HoldCo as the successor issuer to Aaron’s, Inc., a Georgia corporation (“Aaron’s”), with respect to its common stock pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose certain other matters. Pursuant to Rule 12g-3(a) under the Exchange Act, shares of HoldCo’s’ common stock, par value $0.50 per share, as the common stock of the successor issuer, are deemed registered under Section 12(b) of the Exchange Act.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The disclosure in Item 3.03 is incorporated herein by reference.

In connection with the holding company formation, Aaron’s notified the New York Stock Exchange (“NYSE”) that the holding company formation had been completed and requested that trading of its shares of common stock be suspended prior to the market opening on October 19, 2020. On October 16, 2020, the NYSE is expected to suspend trading of the Aaron’s shares after the close of business. On October 19, 2020, HoldCo shares are expected to commence trading on the NYSE under the symbol “AAN”. In addition, the NYSE has informed Aaron’s that it will file with the Securities and Exchange Commission (the “SEC”) a notification on Form 25 to remove the common stock of Aaron’s that had been listed on the NYSE from listing by Aaron’s on the NYSE and from registration under Section 12(b) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

On October 16, 2020, Aaron’s completed the holding company formation. In the holding company formation, Aaron’s became a direct, wholly owned subsidiary of HoldCo and thereafter converted to a limited liability company. The holding company formation was effected through a merger pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated May 1, 2020, among Aaron’s, HoldCo and Aaron’s Merger Sub, Inc., a Georgia corporation (“Merger Sub”). Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), Merger Sub merged with and into Aaron’s and the separate corporate existence of Merger Sub ceased (the “Merger”), with Aaron’s as the surviving corporation in the Merger and continuing its existence as a direct, wholly owned subsidiary of HoldCo.

At the Effective Time, each outstanding share of Aaron’s common stock issued and outstanding immediately prior to the Effective Time automatically converted into one share of HoldCo common stock. HoldCo is incorporated in the State of Georgia, as is Aaron’s. The rights of shareholders of HoldCo are generally governed by Georgia law and HoldCo’s articles of incorporation and bylaws, which are the same in all material respects as those of Aaron’s. Therefore, the rights of a HoldCo shareholder are substantially similar as to the rights of an Aaron’s shareholder immediately prior to the holding company formation. The holding company formation is described in more detail in the joint proxy statement/prospectus filed by HoldCo with the SEC on May 8, 2020, which description is incorporated by reference herein.

In connection with the holding company formation, and pursuant to an Assumption Agreement, dated as of October 16, 2020 (the “Assumption Agreement”), HoldCo assumed Aaron’s currently effective registration statements and assumed, and agreed to perform all obligations of Aaron’s under, the Amended and Restated Aaron Rents, Inc. 2001 Stock Option and Incentive Award Plan (the “2001 Stock Option and Incentive Award Plan”), the Aaron’s, Inc. Amended and Restated 2015 Equity and Incentive Award Plan (the “2015 Equity and Incentive Award Plan”) and assumed sponsorship of, and agreed to perform all obligations under, the Aaron’s, Inc. Employee Stock Purchase Plan (the “ESPP”), the Aaron’s, Inc. Employees Retirement Plan (the “Retirement Plan”), the Aaron’s, Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”) and the Aaron’s, Inc. Amended and Restated Compensation Plan for Non-Employee Directors (the “Director Plan”). As a result, this will allow (i) HoldCo to grant awards of HoldCo common stock under the 2015 Equity and Incentive Award Plan to eligible employees and other service providers, including employees of Aaron’s, (ii) eligible employees of HoldCo and its subsidiaries

(including Aaron’s) to continue to participate in the ESPP (and purchase HoldCo common stock), the Retirement Plan (and invest in HoldCo common stock) and the Deferred Compensation Plan and (iii) non-employee directors of HoldCo to participate in the Director Plan. Outstanding equity awards under the 2001 Stock Option and Incentive Award Plan and the 2015 Equity and Incentive Award Plan will continue in effect in accordance with the terms and conditions of the applicable plan and award agreement, including the same exercise price (if applicable), except that the shares of common stock issuable under each such equity award will be shares of HoldCo common stock. In addition, each participant eligible to purchase a share of Aaron’s common stock under the ESPP will automatically be eligible to purchase a share of HoldCo common stock and otherwise, the same terms and conditions of the ESPP will apply.

At the Effective Time, the following plans were each amended and restated in connection with the holding company formation to effectuate HoldCo’s assumption of such plans and, among other things, to provide that references to Aaron’s be changed to refer to HoldCo and references to Aaron’s common stock be changed to refer to HoldCo common stock: the 2015 Equity and Incentive Award Plan, the ESPP, the Deferred Compensation Plan and the Director Plan. In addition, the Retirement Plan and the 2001 Stock Option and Incentive Award Plan were amended to reflect HoldCo’s assumption thereof.

The foregoing descriptions of the Merger Agreement, Assumption Agreement, the 2015 Equity and Incentive Award Plan (as amended and restated), the ESPP (as amended and restated), the Retirement Plan (as amended), the Deferred Compensation Plan (as amended and restated), the Director Plan (as amended and restated), and the 2001 Stock Option and Incentive Award Plan (as amended) are qualified in their entirety by the terms of such agreements, which are filed hereto as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7 respectively, and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure in Item 3.03 is incorporated herein by reference.

The directors of HoldCo are the same as the directors of Aaron’s immediately before the holding company formation. Such directors and their current committee positions are listed below:

Board and Committees

Director	Age	Audit	Compensation	Nominating and Corporate Governance
Kelly H. Barrett	56	Member		Member
Kathy T. Betty	64		Member	(Chair)
Douglas C. Curling	66	Member	(Chair)
Cynthia N. Day	55	(Chair)	Member
Curtis L. Doman	48
Walter G. Ehmer	54	Member		Member
Hubert L. Harris, Jr.	77	Member		Member
John W. Robinson III	48
Ray M. Robinson	72		Member	Member

The executive officers of HoldCo are the same as the executive officers of Aaron’s immediately before the holding company formation. Such executive officers and their current positions are listed below:

Executive Officer	Age	Present Position
John W. Robinson III	48	President and Chief Executive Officer
C. Kelly Wall	46	Interim Chief Financial Officer
Robert W. Kamerschen	52	Executive Vice President, General Counsel, Chief Corporate Affairs Officer & Corporate Secretary
Steven A. Michaels	49	Chief Executive Officer, Progressive Leasing
Douglas A. Lindsay	50	Chief Executive Officer, Aaron’s Business
Curtis L. Doman	48	Chief Innovation Officer, Progressive Leasing
Robert P. Sinclair, Jr.	59	Vice President, Corporate Controller

Biographical information concerning each such director and officer (other than Mr. Wall) is included in the Annual Report on Form 10-K/A for the fiscal year ended December 31, 2019 of Aaron’s, filed with the SEC on April 27, 2020. Biographical information for Mr. Wall is included in the Form 8-K of Aaron’s, filed with the SEC on July 29, 2020.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 28, 2020, HoldCo amended and restated its articles of incorporation and by-laws in connection with the closing of the holding company formation. The HoldCo second amended and restated articles of incorporation and the HoldCo amended and restated by-laws contain provisions substantially similar in all material respects to the amended and restated articles of incorporation of Aaron’s and the amended and restated by-laws of Aaron’s in effect immediately prior to the holding company formation.

The foregoing descriptions of the HoldCo second amended and restated articles of incorporation and the HoldCo amended and restated by-laws do not purport to be complete and are qualified in their entirety by reference to the full text of the HoldCo second amended and restated articles of incorporation and the HoldCo amended and restated by-laws, which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and incorporated by reference herein.

Item 8.01. Other Events

At the Effective Time, HoldCo became the successor issuer to Aaron’s pursuant to Rule 12g-3(a) under the Exchange Act. Pursuant to Rule 12g-3(a) under the Exchange Act, shares of HoldCo’s common stock, as the common stock of the successor issuer, are deemed registered under Section 12(b) of the Exchange Act. HoldCo hereby reports this succession in accordance with Rule 12g-3(f) promulgated under the Exchange Act.

The description of HoldCo’s common stock provided in Exhibit 99.1, which is incorporated by reference herein, modifies and supersedes any prior description of HoldCo’s common stock in any registration statement or report filed with the SEC and will be available for incorporation by reference into certain of HoldCo’s filings with the SEC pursuant to the Securities Act of 1933, as amended, the Exchange Act, and the rules and forms promulgated thereunder.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of May 1, 2020, among Aaron’s, Inc., Aaron’s Holdings Company, Inc. and Aaron’s Merger Sub, Inc. (incorporated by reference to Appendix B to the joint proxy statement/prospectus filed by Aaron’s Holdings Company, Inc. with the SEC on May 8, 2020)

3.1	Aaron’s Holdings Company, Inc. Second Amended and Restated Articles of Incorporation, dated September 28, 2020

3.2	Aaron’s Holdings Company, Inc. Amended and Restated By-laws, dated September 28, 2020

3.3	Specimen Stock Certificate of Aaron’s Holdings Company, Inc.

10.1	Assumption Agreement between Aaron’s, Inc. and Aaron’s Holdings Company, Inc., dated as of October 16, 2020

10.2	Aaron’s, Inc. Amended and Restated 2015 Equity and Incentive Award Plan, 2020 Amendment and Restatement

10.3	Aaron’s, Inc. Employee Stock Purchase Plan, 2020 Amendment and Restatement

10.4	Fourth Amendment to the Aaron’s, Inc. Employees Retirement Plan

10.5	Aaron’s, Inc. Deferred Compensation Plan, 2020 Amendment and Restatement

10.6	Aaron’s, Inc. Amended and Restated Compensation Plan for Non-Employee Directors, 2020 Amendment and Restatement

10.7	Amendment to the Aaron Rents, Inc. 2001 Stock Option and Incentive Award Plan, as Amended and Restated

99.1	Description of Aaron’s Holdings Company, Inc. Common Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AARON’S HOLDINGS COMPANY, INC.

	By:	/s/ Robert W. Kamerschen
Robert W. Kamerschen
Executive Vice President, General Counsel, Chief Corporate Affairs Officer & Corporate Secretary
Date: October 16, 2020